Trading Property	12 Months Ended
Dec. 31, 2017
Trading Proprerty [Abstract]
TRADING PROPERTY
NOTE 4:-	TRADING PROPERTY

a.	Composition:

	December 31,
	2017	2016
	NIS in thousands

Balance as of January, 1	1,310,549	1,467,760

Construction costs (1)	7,895	108,511
Disposal during the year (2)	(736,484)	(158,786)
Write-down to net realizable value (see b below )	(92,398)	(196,333)
Firstly consolidated entity (see note 4d2 )	-	154,598
Foreign currency translation adjustments	3,057	(65,201)

Balance as of December, 31	492,619	1,310,549

(1)	2017 and 2016 - mainly due to construction activities in Serbia.
(2)	As for disposition of trading properties in 2017 see c2- c10 below.

Composition of trading property per stages of development:

	December 31,
	2017	2016
	NIS in thousands

Projects designated for development	-	226,449
Other trading properties	492,619	1,084,100

Total	492,619	1,310,549

b.	Additional information:

Composition of trading property distinguished between freehold and leasehold rights:

	December 31,
	2017	2016
	NIS in thousands

Freehold	212,075	973,217
Leasehold	280,544	337,332

	492,619	1,310,549

Write down trading properties per project:

	Year ended December 31,
	2017	2016
	NIS in thousands

Project name (City, Country)
Chennai (Kadavantara, India) (see d1 below)	7,879	24,564
Bangalore (Aayas, India) (see d2 below)	35,178	-
Helios Plaza (Athens, Greece)	-	2,992
Lodz Plaza (Lodz, Poland)	4,983	1,618
Krusevac (Krusevac, Serbia)	1,661	809
Casa radio (Bucharest, Romania) (See c1 below)	41,946	137,117
Constanta (Constanta, Romania)	-	3,445
Ciuc (Ciuc, Romania)	-	3,842
Timisoara (Timisoara, Romania)	-	10,514
Lodz residential (Lodz, Poland)	415	-
Kielce (Kielce, Poland)	-	4,448
BAS (Romania)	-	3,235
Arena Plaza extention (Budapest, Hungary)	336	3,749

	92,398	196,333

Change in provision in respect to PAB	(1,641)	(6,741)

	90,757	189,592

The 2017 write-downs were caused mainly due to the following factors:

-	EUR 1.2 million (NIS 5 million) of write-down in Lodz Plaza project, Poland, which reflects a discount rate of 30% on the market value under special assumption that the marketing period is limited to 12-15 months.

EUR 9.7 million (NIS 40 million) of write-down (net of change in provision in respect to PAB) in Casa Radio project, Romania due to the following: a slight increase in construction cost, a slight decrease in financing interest rate, prolongation of lead-in period in half a year and an increase in the discount factor for restricted marketing period from 25% to 35%. As compared to 2016, deals take longer to exchange as the level of due diligence and scrutiny is heightened domestically and internationally. As a consequence a restricted marketing period would have a marked impact on the realizable value as a greater discount would be sought by a purchaser.

c.	Additional information in respect of PC’s trading property:

1.	Casa radio:

One of PC’s most significant projects under development is the Casa radio project in Bucharest, Romania. The Casa radio Project cost in the Group’s financial statements as of December 31, 2017, amount to NIS 263 million (2016 - NIS 296 million).

In 2006 PC entered into an agreement according to which it acquired 75% interest in a company (“Project SPV”) which is under a PPP agreement with the Government of Romania to develop the Casa radio site in the center of Bucharest (“Project”). After signing the PPP agreement, PC holds indirectly 75% of the shares in the Project SPV, the remaining 25% are held by the Romanian authorities (15%) and a third party private investor (10%).

As part of the PPP, the Project SPV was granted with development and exploitation rights in relation to the site for a period of 49 years, starting December 2006 (37 years remaining at the end of the reporting period). As part of its obligations under the PPP, the Project SPV has committed to construct a Public Authority Building (“PAB”) measuring approximately 11.000 square meters for the Romanian Government at its own cost.

Large scale demolition, design and foundation works, financed by loans given to the Project SPV by PC were performed on the construction site until 2010, when current construction and development was put on hold due to lack of progress in the renegotiation of the PPP agreement with the Authorities, as discussed in subsection (c) below, and the global financial crisis. These circumstances (and mainly the bureaucratic deadlock with the Romanian Authorities to deal with the issues specified below caused the Project SPV not to meet the development timeline of the Project, as specified in the PPP. However, PC management believes that it had legitimate reasons for the delays in this timeline, as discussed in subsection (c) below.

a)	Obtaining of the Detailed Urban Plan (“PUD”) permit

The Project SPV obtained the PUD related to this project in September 2012. Furthermore, on December 13, 2012, the Court took note of the waiver of the claim submitted by certain plaintiffs and rejected the litigation aiming to cancel the approval of the Zonal Urban Plan (“PUZ”) related to the Project. The court decision is irrevocable.

As the PUD is based on the PUZ, the risk that the PUD would be cancelled as a result of the cancellation of the PUZ was removed following the date when the PUZ was cleared in court on December 13, 2012.

b)	Discussions with authorities on construction time table deferral

Following the Court decision with respect to the PUZ, the Project SPV was required to submit a request for building permits within 60 days from the approval date of the PUZ/PUD and commence development of its project within 60 days after obtaining the building permit. The building permits have not been obtained.

However, due to substantial differences between the approved PUD and stipulations in the PPP agreement as well as changes in the EU directives concerning environmental considerations in buildings used by public authorities the Project SPV attempted to renegotiate the future development of the Project with the Romanian Authorities on items such as time table, structure and milestones as well as adaptation of the PAB development to the current EU requirements. Despite many notifications sent to the Romanian Authorities expressing a wish to renegotiate the existing PPP agreement no major breakthrough could be achieved. PC could be subject to significant delay penalties under the terms of the PPP agreement if it is determined that PC was at fault in causing the delays.

Because of the failure of the public authorities to cooperate, negotiate and adjust the PPP agreement, the Project SPV was not able to meet its obligations under the PPP. This resulted in a situation where the Project SPV could not “de facto” continue the execution of the Project and created a risk that the public authorities could attempt to terminate the PPP agreement. In the event that the public authorities seek to terminate the PPP Agreement and/or seek to impose penalties, PC may incur penalties and/or recover less than the carrying amount of the Casa radio asset recorded in the consolidated financial statements as at year end (NIS 209.7 million). As of the date of approval of PC’s consolidated financial statements the Project SPV did not receive any termination notification by the public authorities.

PC believes that although there is no formal obligation for the Romanian Authorities to renegotiate the PPP agreement, such obligation is implicitly provided for the situation when significant unexpected circumstances arise and that the unresponsiveness of the authorities is a violation of the general undertaking to support the Project SPV in the execution of the Project as agreed in the PPP agreement.

PC believes that the risk that the public authorities may seek to terminate the PPP and/or relevant permits on the basis of the perceived breach of the PC’s commitments and/or may seek to impose delay penalties on the basis of the PPP contract is unlikely given the public authorities have not sought to do such since the perceived breach in 2012 and given PC believes that it has basis for counter claims against the relevant public authorities.

In the case of termination for breach under the PPP agreement the relationship and compensation between the parties is to be decided by a competent court of arbitrations. PC’s management believe that, in the case of termination, PC has a strong case to claim compensation for damages.

Since 2016 PC’s management has taken a number of steps in order to unblock the development of the project and mitigate the risk of termination of the PPP agreement, including commencing a process to identify third party investors willing and capable to join PC for the development of the project and/or potential buyers for the Project. PC’s management believes that reputable investors with considerable financial strength can enhance PC’s negotiation position vis-à-vis the public authorities and assist in advancing an amicable agreement with the relevant authorities with respect to the development of the project.

PC’s management considers the risk of termination of the PPP agreement and/or the imposition of penalties by the authorities to be unlikely and the consolidated financial statements do not include any provision in respect to any potential future penalties in respect to the breach of the PPP agreement.

c)	Co-operation with the Romanian Authorities regarding potential irregularities:

In 2015, PC’s board and management became aware of certain issues with respect to certain agreements that were executed in the past in connection with the Project. In order to address this matter, PC’s board appointed the chairman of it’s Audit Committee to investigate the matters and independent law firms to analyze the available alternatives in this respect. The chairman of the Audit Committee did not conclude the investigation as the person with key information was not available to answer questions. PC’s Board, among other steps, implemented a specific policy in order to prevent the reoccurrence of similar issues and appointed the chairman of the audit committee to monitor the policy’s implementation by PC’s management. In addition, it was decided that in the future certain agreements will be brought to PC’s board’s approval prior to signing.

PC has approached and is co-operating fully with the relevant Romanian Authorities regarding the matters that have come to its attention and it has submitted its initial findings in March 2016 to the Romanian Authorities. PC, during this process has been verbally informed by the Romania Authorities that it has received immunity from certain potential criminal charges and received further verbal assurance that the mentioned investigation should have no effect on the PC’s existing legal rights to the Project and the PPP Agreement. As the investigation by the Romanian Authorities is still on-going, PC in unable to comment further on any details related to this matter. PC’s management is currently unable to estimate any monetary sanctions in respect to the potential irregularities, consequently no provision has been recorded in connection with these matters.

For more information see note 13 b12.

d)	Provision in respect of PAB:

As mentioned in point a above, when PC entered into an agreement to acquire 75% interest in the Project SPV it assumed a commitment to construct the PAB at its own costs for the benefit of the Romanian Government. Consequently, the statement of financial position includes a provision in the amount of EUR 12.8 million (NIS 53 million) in respect of the construction of the PAB (December 31, 2016: EUR 13.2 million) which is presented as part of other non-current liabilities. During 2017, the Company recorded income in total amount of EUR 0.4 million from change in PAB provision as part of write down of trading properties (in 2016 - EUR 1.7 thousand).

PC’s management believes that the current level of provision is an appropriate estimation in the current circumstances. Upon reaching concrete agreements with Authorities, PC will be able to further update the provision.

e)	Casa radio valuation was prepared based on the assumption that the net realizable value (“NRV”) refers to the net amount that the Group expects to realize from the sale of its trading property in the ordinary course of business.

Significant estimates:

The following table shows the valuation techniques used in measuring the net realizable value of the Casa radio project:

Valuation technique	Significant unobservable inputs	Inter-relationship between key unobservable inputs and fair value measurement
Residual method: The valuation model considers the net present value (based on an NPV factor) based on the estimated value of the project upon completion less the estimated development cost including a provision for the profit for the potential development; Restricted marketing period

•   Estimated weighted average monthly rental prices per sqm is EUR 26 for the mall, EUR 16 for offices and 14.2 for Hotel/Conference Center (2016: EUR 26.3 for the mall, EUR 15.8 for offices, EUR 14.2 for Hotel/Conference Center);

•   The Estimated Exit Yield is 8.75% for the mall, 9.25 % for the office component and 10.25% for Hotel/Conference center including additional 1.5% yield to cover for several risks related to the complexity and large scale of the project (2016 - the same)

•   The construction hard costs of the project are 760 EUR/sqm for the mall; 1,098 EUR/sqm for Hotel; 751 EUR/sqm for the offices; 370 EUR/sqm for parking (2016: 780 EUR/sqm for the mall; 740 EUR/sqm for the offices; 1,010 EUR/sqm for Hotel, 370 EUR/sqm for parking);

•   The development finance rate is 5.25% (2016:5.5%);

•   The scheme would compose the following components: (i) retail; (ii) offices; (iii) hotel & conference center;

•   Developers profit -15% (2016: 15%);

•   Discount to Market Value - 35% (2016: 25%);

•   Start of construction in 3.5 years (2016: 3 years).

The estimated fair value would increase (decrease) if:

•   The estimated rental prices per sqm were higher (lower);

•   The estimated yield rates were lower (higher);

•   The construction cost of the project were lower (higher);

•   The developer’s profit provision for the project were lower (higher);

•   The development finance provision for the project were lower (higher);

•   The estimated completion of the project were shorter (longer);

•   The occupancy of the mall were higher (lower);

•   The characteristics of the project would be changed;

•   The discount to market value would decrease (increase)

The following tables provide a sensitivity analysis on the value of PC’s certain trading properties (in millions of NIS) assuming the following changes in key inputs used in the valuations:

Plots	Exit Yield					Rental income for all phases					Construction Cost					Delay in construction commencement date (months)
	0	+15bps	+25bps	+40bps	+50bps	-10%	-5%	0	+5%	+10%	-10%	-5%	0	+5%	+10%	0	6	12	18	24
Casa Radio	209.7	193.2	182.7	167.3	157.6	111.3	160.5	209.7	258.6	307.6	285.6	248.1	209.7	171	132.4	209.7	204.3	198.9	194	189

2.	Sale of Suwalki Plaza commercial center:

On February 1, 2017 PC has completed the sale of SPV holding Suwalki Plaza commercial center in Poland to an investment fund. On completion PC has received approximately EUR 16.7 million (NIS 69 million) net cash and recorded a gain of EUR 0.8 million (NIS 3.3 million) and revenue of EUR 43.1 million (NIS 174.7 million) from the disposal.

3.	Sale of plot in Shumen:

On February 23, 2017 PC concluded the sale of a 26,057 sqm plot of land in Shumen, Bulgaria for approximately EUR 1 million (NIS 4 million). PC recorded a gain of Euro 0.2 million (NIS 0.8 million) and revenue of EUR 1 million (NIS 3.9 million) from the disposal.

4.	Sale of SPV holding Belgrade Plaza commercial center:

On March 2, 2017, an indirect subsidiary of the PC, has completed the sale of SPV holding Belgrade Plaza commercial center (the “SPV”), to a subsidiary of BIG Shopping Centers Ltd. (the “Purchaser”).

The shopping center, which was over 97% pre-let, opened on 20th of April 2017 and PC had remained responsible for the development and leasing of the asset until the opening.

Upon completion of the transaction, PC has received an initial payment of EUR 31.7 million (NIS 125 million) from the purchaser, further EUR 2 million (NIS 8 million) has been received following the opening, further payment of EUR 13.35 million (NIS 53 million) has been received during September 2017 and additional payments are contingent upon certain operational targets and milestones being met. The Purchaser has provided a guarantee to secure these future payments. The received consideration is after the deduction of the bank loan (circa EUR 15.4 million) (NIS 60 million).

The final agreed value of Belgrade Plaza, which will comprise circa 32,300 sqm of GLA, will be calculated based on a general cap rate of 8.25% as well as the sustainable NOI after 12 months of operation, which PC estimates will be approximately EUR 6.2-6.5 million per annum.

Further instalments will be due to PC during the first year of operation based on this 12-month figure. The NOI will be re-examined again after 24 months and 36 months of operation, which may lead to an upward adjustment of the final purchase price.

PC recorded revenue of EUR 62.5 million (NIS 246 million) from the disposal and a gain of EUR 3.2 million (NIS 13 million). Expected future purchase price adjustment are not included.

5.	Final agreement for sale of Kielce Plaza, Poland:

On June 19, 2017, PC has signed the final sale agreement for the disposal of its 2.47-hectare plot in the center of Kielce, Poland, for EUR 2.28 million (NIS 9 million).

PC received a down payment of EUR 0.465 million (NIS 1.8 million) when the preliminary sale agreement was signed at 2016 and the remaining EUR 1.815 million (NIS 7.2 million) has been paid to PC during June 2017.

PC recorded revenue of EUR 2.2 million (NIS 9 million) from the disposal no gain was recorded.

6.	Completed sale of Plot in Leszno, Poland:

In July 2017, PC has signed the final sale agreement for the disposal of a 1.8-hectare plot in the city of Leszno for EUR 0.81 million (NIS 3 million). PC recorded revenue of EUR 0.81 million (NIS 3 million) from the disposal.

7.	Sale of plots in Timisoara and Constanta, Romania:

On August 7, 2017 PC has completed the sale of a plot totaling approximately 32,000 sqm in Timisoara, Romania, for Euro 7.25 million (NIS 30.9 million) and a plot totaling approximately 30,000 sqm in Constanta, Romania, for Euro 1.3 million. (NIS 5.5 million).

8.	Sale of Land plot in Budapest, Hungary:

On October 2, 2017 PC’s subsidiary has concluded the transaction with an international investor, NEPI Rockcastle (the “Buyer”), on the termination of land use right and preliminary easement agreement which created certain easement rights over the Arena Plaza plot registered in favor of PC subsidiary In consideration for termination of the land use right and the preliminary easement agreement, PC’s subsidiary received the net sum of EUR 2.5 million (NIS 10.4 million) and recorded revenue in the amount of EUR 2.5 million (NIS 10.4 million).

9.	Sale of SPV holding of the Torun Plaza shopping and entertainment center in Poland:

On November 21, 2017 PC has completed the sale of shares with an investment fund (the “Purchaser”) regarding the sale of SPV holding of the Torun Plaza shopping and entertainment center in Poland. PC has received a net cash of approximately Euro 28.3 million, (NIS 117.1 million). This net cash is after the deduction of the bank loan (circa EUR 43.3 million) (NIS 179.3). The above-mentioned sums do not include the earn out payments in an amount of EUR 0.35 million (NIS 1.4 million), reduced by NAV adjustment of EUR 0.2 million (NIS 0.8 million). PC recorded revenue of EUR 71.6 million (NIS 296.4 million) from the disposal and recorded a loss from the sale in amount of EUR 1.5 million (NIS 6.4 million) (not including the earn-out payment mentioned).

10.	Disposal of plot in Belgrade, Serbia:

Following the sale of “MUP” plot in Belgrade, Serbia, PC was entitled to an additional contingent consideration of EUR 0.6 million (NIS 2.5 million) once the purchaser successfully develops at least 69,000 sqm above ground. The consideration was received in September 2017 and is recorded as revenue from disposal of trading properties.

Additional information in respect of trading property:

The following table summarizes general information regarding the Group’s significant trading property projects.

		Purchase/	Rate of ownership	As of December 31,	As of December 31,
		transaction	by the	2017	2017	2016
Project	Location	date	group (%)	Nature of rights	Carrying Amount (MNIS)
Operational
Suwalki Plaza	Poland	Jun-06	100	Ownership	Sold	163.5
Torun Plaza	Poland	Feb-07	100	Ownership	Sold	281.8
Undeveloped lands designated for development
Sport-Star Plaza	Serbia	Dec-07	100	Ownership	Sold	226.2
Undeveloped lands not designated for development
Casa Radio (see c1 above)	Romania	Feb-07	75	Leasing for 37 years	(*)262.5	(*)296.4
Lodz residential	Poland	Sep-01	100	Ownership/ Perpetual usufruct	1.7	2.0
Timisoara Plaza	Romania	Mar-07	100	Ownership	Sold	28.3
Lodz - plaza	Poland	Sep-09	100	Perpetual usufruct	16.2	20.6
Kielce Plaza	Poland	Jan-08	100	Perpetual usufruct	Sold	8.9
Lesnzo Plaza	Poland	Jun-08	100	Perpetual usufruct	Sold	3.2
Miercurea Csiki Plaza	Romania	Jul-07	100	Ownership	4.2	4.0
Constanta Plaza	Romania	July-09	100	Ownership	Sold	5.3
Shumen Plaza	Bulgaria	Nov-07	100	Ownership	Sold	3.2
Arena Plaza Extension	Hungary	Nov-05	100	Land use rights	Sold	6.1
Helios Plaza	Greece	May-02	100	Ownership	13.7	13.3
Bangalore (see d below )	India	Mar-08	100	Ownership	113.7	154.6
Chennai (see d below)	India	Dec-07	100	Ownership	73.4	84.5
Other small plots, grouped					7.2	8.6

					492.6	1,310.5

(*)	Represents gross value including commitment for PAB construction, which is presented as non-current provision in amount of NIS 53 million as of December 31, 2017, (in 2016 – NIS 54 million).

d.	Additional information in respect of trading property in India:

The following information relates to trading property held by Elbit-Plaza India Real Estate Holding Limited (“EPI”), the total amount of which as of December 31, 2017, amounts to NIS 187.1 million. EPI is jointly controlled by the Company and PC (see note 7c).

1.	Chennai, India:

In December 2007, EPI executed agreements for the establishment of a special purpose vehicle (“Chennai Project SPV”) together with a local developer in Chennai (“Local Partner”). The Chennai Project SPV acquired 74.73 acres of land situated in the Sipcot Hi-Tech Park in Siruseri District in Chennai (“Property”).

On September 16, 2015, EPI has obtained a backstop commitment from the Local Partner for the purchase of its 80% shareholding in the Chennai SPV by January 15, 2016, for a net consideration of approximately INR 161.7 Crores (NIS 87 million). Since the Local Partner had breached its commitment, EPI exercised its rights and forfeited the Local Partner’s 20% holdings in the Chennai Project SPV. Accordingly, as of the balance sheet date EPI has 100% of the equity and voting rights in the Chennai Project SPV.

During 2016, Chennai Project SPV has signed a Joint Development Agreement with a local developer (“Developer” and “JDA”, respectively) with respect to the Property.

Under the terms of the JDA, the Chennai Project SPV granted the property development rights to the Developer” who shall bear full responsibility for all of the project costs and liabilities, as well as for the marketing of the scheme. The JDA also stipulates specific project milestones, timelines and minimum sale prices.

Development will commence subject to the obtainment of the required governmental/ municipal approvals and permits, and it is intended that 67% of the Property will be allocated for the sale of plotted developments (whereby a plot is sold with the infrastructure in place for the development of a residential unit by the end purchaser), while the remainder will comprise residential units fully constructed for sale.

The Chennai Project SPV will receive 73% of the total revenues from the plotted development and 40% of the total revenues from the sale of the fully constructed residential units.

In order to secure its obligation, the Developer paid a total refundable deposit of INR 10 Crores (NIS 5.5 million) following the signing and registration of the JDA.

The JDA may be terminated in the event that the required governmental approvals for establishment of access road to the Property has not been achieved within 12 (twelve) months period from the execution date of the JDA. The required approvals have not yet been obtained at the target date, but none of the parties has canceled the agreement at this juncture. Upon such termination, the Developer shall be entitled to the refund of the relevant amounts paid as Refundable Deposit and any other cost related to such access road or the title over the Property. The JDA may also be terminated by the Chennai Project SPV, inter alia, if the Developer has not obtained certain development milestone and/or breached the terms of the JDA.

Due to this fact, the financial statements of the SPV include a provision in an amount of INR 30 Crores (NIS 16 million) for cost reimbursement, including INR 10 Crores (NIS 5.5 million) advanced payment received.

Net realizable value measurement of Chennai project

The valuation of the property is based on the comparable method.

The following parameters have been considered to arrive at the land value of the subject property:

Parameter	Premium (Discount)
Accessibility	-12.5%
Discount for shape and contiguity	-20%
Location and Neighborhood profile	-5%
Size	-10%
Negotiation	-5%
Conversion	5%
Topography	-5%
Additional cost to be incurred at the site due to illegal excavation	-5%
Total	-58%

2.	Bangalore:

In March, 2008 EPI entered into a share subscription and framework agreement (the “Agreement”), with a third party local developer (the “Partner”), and a wholly owned Indian subsidiary of EPI which was designated for this purpose (“SPV”), to acquire together with the Partner, through the SPV, up to 440 acres of land in Bangalore, India (the “Project”) in certain phases as set forth in the Agreement. As of December 31, 2017, the Partner has surrendered sale deeds to the SPV for approximately 54 acres (the “Plot”). In addition, under the Agreement the Partner has also been granted with 10% undivided interest in the Plot and have also signed a Joint Development Agreement with the SPV in respect of the Plot.

2015 agreement

On December 2, 2015 EPI has signed an agreement to sell 100% of its interest in the SPV to the Partner (the “Sale Agreement”). The total consideration upon completion of the transaction was INR 3,210 million (approximately EUR 42 million) which should have been paid no later than September 30, 2016 (“Long Stop Date”). On November 15, 2016, the Partner informed EPI that it will not be able to execute the advance payments.

As a result of the foregoing, the Company has received from the escrow agent the sale deeds in respect of additional 8.3 acres (the “Additional Property”) which has been mortgaged by the Partner in favour of the SPV in order to secure the completion of the transaction on the Long Stop Date. The Additional Property has not yet been registered in favour of the SPV. In addition, as per the Sale Agreement, the Company took actions in order to get full separation from the Partner with respect to the Plot and specifically the execution of the sale deed with respect of the 10% undivided interest, all as agreed in the Sale Agreement.

As a result of the failure of the Partner to complete the transaction under the Sale Agreement and in accordance with the provisions thereto, EPI has 100% control over the SPV and the partner is no longer entitled to receive the 50% shareholding.

2017 agreement

In June 2017, EPI signed a revised sale agreement with the former partner (the “Purchaser”).

The Purchaser and EPI have agreed that the purchase price will be amended to INR 338 Crores (approximately Euro 44.2 million) instead of the INR 321 Crores (approximately Euro 42 million) agreed in the previous agreement. As part of the agreement, INR 110 Crores (approximately Euro 14.4 million) will be paid by the Purchaser in instalments until the Final Closing. The Final Closing will take place on September 1, 2018, when the final instalment of INR 228 Crores (approximately Euro 29.8 million) will be paid to EPI.

If the Purchaser defaults before the Final Closing, EPI is entitled to forfeit certain amounts paid by the Purchaser as stipulated in the revised agreement. All other existing securities granted to EPI under the previous agreement will remain in place until the Final Closing.

2018 agreement

In January 2018, the Purchaser has notified EPI that due to a proposed zoning change (initiated by the Indian authorities) which could potentially impact the development of the land, all remaining payments under the Agreement will be stopped until a mutually acceptable solution is reached on this matter. EPI has rejected the Purchaser’s claims, having no relevance to the existing Agreement, and started to evaluate its legal options.

Since the signing of the revised agreement, the Purchaser has paid non-refundable advance payments totaling INR 55 Crores (circa NIS 30 million).

In March 2018, the Company signed an amended revised agreement as follows: The Purchaser and EPI have agreed that the total purchase price shall be increased to INR 350 Crores (approximately NIS 190 million). Following the signing of the revised agreement the Purchaser paid EPI additional INR 10 Crores (approximately NIS 5 million) further to the INR 45 Crores (approximately NIS 25 million) that were already paid during the recent year. Additional INR 83 Crores (approximately NIS 45 million) will be paid by the Purchaser in unequal monthly installments until the Final Closing. The Final Closing will take place on 31 August 2019 when the final installment of INR 212 Crores (approximately NIS 115 million) will be paid to EPI against the transfer of the outstanding share capital of the SPV.

If the Purchaser defaults before the Final Closing, EPI is entitled to forfeit certain amounts paid by the Purchaser as stipulated in the revised agreement. All other existing securities granted to EPI under the previous agreements will remain in place until the Final Closing.

As of 31 December 2017 advances received from the Purchaser in the amount of NIS 21.8 million are included in the financial statements as part of other non-current liabilities.

Environmental update on Bangalore project - India:

On May 4, 2016, the National Green Tribunal (“NGT”), an Indian governmental tribunal established for dealing with cases relating to the environment, passed general directions with respect to areas that should be treated as “no construction zones” due to its proximity to water reservoirs and water drains (“Order”). The restrictions in respect of the “no construction zone” are applicable to all construction projects.

The government of Karnataka had been directed to incorporate the above conditions in respect of all construction projects in the city of Bangalore including the Company’s project which is adjacent to the Varthur Lake and have several storm-water crossing it.

An appeal was filed before the Supreme Court of India against the Order. The Supreme Court has stayed the operation of certain portions of the Order. At this stage, it is difficult to predict the amount of time that the Supreme Court of India will take to decide on the matter.

Net realizable value measurement of Bangalore project

As for December 31, 2017 and 2016 the Group measured the net realizable value of the project.

The plot in Bangalore is still in land stage and therefore the value of the plot has been derived using land comparable method. The valuation of the property reflects the risk related to NGT order described above, the interest that the partner still holds in the plot (10% as described above), the size of the plot and the non-contiguous land parcel. The decrease in the value during 2017 is attributable mainly to the proposed change in zoning regulations. The local authorities have proposed a revised master plan for Bangalore under which it is proposed to change certain regulations pertaining to zoning of the plot which if given effect might adversely affect the development prospects on the plot. The Company being aggrieved by the proposed change was entitled to and has filed the necessary objections with the concerned authorities and believes that the current zoning regulations will be maintained. Management believes that the current discount rate used towards this end is an appropriate estimation in the current circumstances.

The following parameters have been considered to arrive at the land value of the subject property:

Parameter	Premium (Discount)
Accessibility	10%
FSI permissible	10%
Location and Neighborhood profile	5%
Contiguous Land Parcel	-15%
Size	-10%
Negotiation (Trans/Quote)	-15%
Total Premium/Discount	-15%
Discount on account of NGT order and presence of Drain	-20%
Presence of minority shareholder	-20%
Discount on account of possible change in zoning (open space/parks)	-25%